UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 27, 2010

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 S. First Avenue
Walla Walla, Washington  99362
(Address of principal executive offices and zip code)

(509) 527-3636
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 27, 2010, at the Annual Meeting of Shareholders (“Annual Meeting”) of Banner Corporation (“Company”), the Company’s shareholders approved an amendment to Article IV of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 200,000,000.  The amendment became effective at the close of business on April 27, 2010, the date on which the Articles of Amendment to the Company’s Articles of Incorporation were filed with the Secretary of State of the State of Washington.  A copy of the Articles of Amendment and the Amended and Restated Articles of Incorporation are filed as Exhibits 3.1(a) and 3.1(b), respectively, to this report.  For additional information regarding the Annual Meeting and the vote taken on this proposal see Item 5.07 below.

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of the Company was held on April 27, 2010.

(b)
There were a total of 22,509,931 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 18,571,554 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of shareholders:

Proposal 1.  Election of Directors.  The following individuals were elected as directors for three year terms:

	FOR		WITHHELD
	# of votes	Percentage of shares present	# of votes	Percentage of shares present
Robert D. Adams	10,972,315	96.23%	429,938	3.77%
Edward L. Epstein	10,960,285	96.12%	441,969	3.88%
Robert J. Lane	11,106,290	97.40%	295,963	2.60%
Gary Sirmon	10,952,094	96.05%	450,159	3.95%

Based on the votes set forth above, Messrs. Adams, Epstein, Lane and Sirmon were duly elected to serve as directors of the Company for a three year term expiring at the annual meeting of shareholders in 2013 and until their respective successors have been duly elected and qualified.

The terms of Directors Gordon E. Budke, David B. Casper, Jesse G. Foster, D. Michael Jones, David A. Klaue, Constance H. Kravas, John R. Layman, Dean W. Mitchell, Brent A. Orrico and Michael E. Smith continued.

Proposal 2.  Advisory approval of the compensation of Banner Corporation’s named executive officers. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
17,063,692	1,228,201	279,659	--

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3.  Ratification of the Audit Committee’s selection of Moss Adams LLP as the Company's independent auditors for the year ending December 31, 2010.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
17,882,181	598,561	90,810	--

Based on the votes set forth above, the appointment of Moss Adams LLP as the Company’s independent auditors to serve for 2010 was duly ratified by the shareholders.

Proposal 4. Amendment of the Articles of Incorporation to increase the authorized number of shares of common stock from 75,000,000 to 200,000,000 shares.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
14,533,569	3,867,981	170,002	--

Based on the votes set forth above, the amendment of the Company’s Articles of Incorporation was approved by shareholders.

(c)           None.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

3.1(a)  Articles of Amendment to Articles of Incorporation

3.1(b)  Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: April 27, 2010	By: /s/D. Michael Jones
D. Michael Jones
Chief Executive Officer